COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
COMMITMENTS AND CONTINGENT LIABILITIES
The Company has operating leases covering office space and equipment. Certain of the leases are subject to escalations based on increases in building operating costs. Rental expense attributable to continuing operations was $11.4 million, $10.6 million and $13.2 million in 2017, 2016 and 2015, respectively.
At December 31, 2017, future minimum payments to be made under noncancelable operating leases were as follows (in millions):

2018	$11.8
2019	8.1
2020	4.4
2021	1.4
2022	1.5
Later years	9.6
$36.8

The Company had commitments for purchase obligations totaling $80.0 million at December 31, 2017.
Letters of credit – The Company periodically employs letters of credit in the normal course of its business and had outstanding letters of credit of approximately $7.3 million at December 31, 2017, of which $5.0 million were issued under the Company's Revolving Credit Facility.
Joint venture funding obligations – For the Company's potential obligation to fund ARO for newbuild jack-up rigs see Note 1.
Uncertain tax positions – The Company has been advised by the IRS of proposed unfavorable tax adjustments of $85 million including applicable penalties for the open tax years 2009 through 2012. The unfavorable tax adjustments primarily related to the following items: 2009 tax benefits recognized as a result of applying the facts of a third-party tax case that provided favorable tax treatment for certain non-U.S. contracts entered into in prior years to the Company’s situation; transfer pricing; and domestic production activity deduction. The Company has protested the proposed adjustment. However, the IRS does not agree with the Company's protest and they have submitted the proposed unfavorable tax adjustments to be reviewed by the IRS appeals group. In years subsequent to 2012, the Company has similar positions that could be subject to adjustments for the open years. The Company has provided for amounts that it believes will be ultimately payable under the proposed adjustments and intends to vigorously defend its positions; however, if the Company determines the provisions for these matters to be inadequate due to new information or the Company is required to pay a significant amount of additional U.S. taxes and applicable penalties and interest in excess of amounts that have been provided for these matters, the Company's consolidated results of operations and cash flows could be materially and adversely affected.
The gross unrecognized tax benefits excluding penalties and interest are $102 million and $120 million as of December 31, 2017 and 2016, respectively. The decrease to gross unrecognized tax benefits was primarily due to a lapse in statutes of limitation and audit settlement offset by foreign currency exchange revaluation and tax positions taken related to current year anticipated transfer pricing positions. If the December 31, 2017 net unrecognized tax benefits excluding penalties and interest were recognized, this would favorably impact the Company's tax provision by $41 million.
It is reasonable that the existing liabilities for the unrecognized tax benefits may increase or decrease over the next 12 months as a result of audit closures and statute expirations, however, the ultimate timing of the resolution and/or closure of audits is highly uncertain.
Pending or threatened litigation – The Company is involved in various routine legal proceedings incidental to its businesses and vigorously defends its position in all such matters. Although the outcome of such proceedings cannot be predicted with certainty, the Company believes that there are no known contingencies, claims or lawsuits that will have a material adverse effect on its financial position, results of operations or cash flows.
In addition to the legal proceedings described above, we are vigorously contesting a claim by a former agent in the Middle East for compensation associated with the Company's termination of the agent's services. In February 2018, the agent made a demand for approximately $45 million, which the Company believes is without merit. The Company is making payments pursuant to its agreements with the agent and has an accrual for the Company's best estimate of the potential liability. Because of the current uncertainty of the basis for the claim and the application of which law may apply to resolving the dispute, the amount of the accrual may be different from the amount of the ultimate liability.